SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to § 240.14a-12

SFBC INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

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No fee required.

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Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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Title of each class of securities to which transaction applies:

_________________________________________________

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Aggregate number of securities to which transaction applies:

_________________________________________________

 3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):

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 4)

Proposed maximum aggregate value of transaction:

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 5)

Total fee paid:

_________________________________________________

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Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Amount Previously Paid:

__________________________

 2)

Form, Schedule or Registration Statement No.:

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 3)

Filing Party:

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 4)

Date Filed:

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Wachovia Bank, N.A.

Corporate Trust Group

NC1153

1525 West W.T. harris Boulevard, 3C3

Charlotte, NC 28262-1153

Tel 704 590-7389

Fax 704 590-7599

WACHOVIA

June 8, 2004

Dear Shareholder,

It has come to our attention here at Wachovia that there was an error in printing proxy material you recently received. The error involves the omission of proposal number 5, approval of an amendment to the Certificate of Incorporation to increase authorized capital, on the proxy card that you were asked to mark, sign and return to us for tabulation.

This error affects only the proxy card itself. The Annual Report and Notice of Annual Meeting/Proxy Statement that you received are correct and complete.

I am enclosing with this notice a corrected proxy card and business reply envelope for your convenience in returning your vote to us. Even if you have previously returned your card to us, we ask that you mark, date and sign the corrected card enclosed and return it to us as soon as possible. Upon receipt of your corrected card, we will void the original card. If you returned the original card, but do not return the corrected card, we will record your original vote, however no vote will be recorded for the omitted item.

Please accept my sincere apologies for this error and any inconvenience it may cause you. Should you have any questions, please feel free to call me directly at (704) 427-6349.

Sincerely,

Rhonda Whitley

Relationship Manager

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

You are entitled to one vote on all proposals listed below and presented at the annual meeting for every share of common stock of SFBC International, Inc. that you own or owned on the record date of April 30, 2004. SFBC's board of directors recommends that you vote “FOR” all of the proposals listed below. Your vote is important. Please read the Proxy Statement and Form 10-K and vote. Please complete by designating your choices below, signing this Proxy and returning it in the enclosed self-addressed envelope. If no direction is indicated, all proposals will be voted “FOR” as recommended by SFBC’s Board of Directors.

1.

Election of Directors

☐	FOR all nominees listed below (except as marked to the contrary below)	☐	WITHHOLD AUTHORITY to vote for the nominees listed below

Nominees:  Lisa Krinsky, M.D., Arnold Hantman, Jack Levine,

David Lucking and Dr. Leonard Weinstein

(INSTRUCTION:  To withhold authority for any individual nominee, write that nominee's name in the space provided below)

______________________________________________________________

2.

Approval of the amendment to our Second Amended and Restated 1999 Stock Option Plan.

FOR ☐	AGAINST ☐	ABSTAIN ☐

3.

Ratification of the appointment of Grant Thornton LLP as SFBC’s independent auditors for 2004.

FOR ☐	AGAINST ☐	ABSTAIN ☐

(Continued, and to be marked, dated and signed, on the other side)

4.

Approval of the adoption of the 2004 Employee Stock Purchase Plan.

FOR ☐	AGAINST ☐	ABSTAIN ☐

5.

Approval of the amendment to our Certificate of Incorporation increasing our authorized capital.

FOR ☐	AGAINST ☐	ABSTAIN ☐

6.

In the discretion of the proxies named herein, the proxies are authorized to vote upon such other business as may properly come before the annual meeting of stockholders.

FOR ☐	AGAINST ☐	ABSTAIN ☐

Dated this ______________ day of ______________, 2004

Signature*

Signature*

*Note: Please sign exactly as name appears above. Joint owners should each sign.  When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by authorized person.